THIRD AMENDMENT TO AGREEMENT OF GENERAL PARTNERSHIP


          This Third Amendment to Agreement of General Partnership effective as of the 15th day of February, 1995 by and among: (i) Russell C. Best ("RCB"), as a General Partner holding Class A units of interest ("Class A Units") in the Best Lock Partnership, an Indiana general partnership, (the "Partnership"); (ii) Walter
     E. Best Company, Inc., an Indiana corporation ("WEBCO"), as a General Partner holding Class A Units in the Partnership; and
     (iii) Best Lock Corporation, a Delaware corporation ("BLC"), as a General Partner holding Class B units of interest ("Class B Units") in the Partnership.

          WHEREAS, BLC desires to contribute $1,061,191.92 in cash to the capital of the Partnership to acquire 12,583.08 additional Class B Units;

          WHEREAS, Russell C. Best, in his capacity as a General Partner holding Class A Units in the Partnership, and WEBCO, in its capacity as a General Partner holding Class A Units in the Partnership, are agreeable to the issuance by the Partnership to BLC of 12,583.08 additional Class B Units upon BLC's payment to the Partnership of $1,061,191.92;

          WHEREAS, Russell C. Best, WEBCO, and BLC desire to remain bound by the terms of the Agreement of General Partnership, as amended by the First Amendment to Agreement of General Partnership dated February 15, 1995; the Second Amendment to Agreement of General Partnership dated February 15, 1995; and this Third Amendment to Agreement of General Partnership, (the "Agreement"); and

          WHEREAS, Russell C. Best, WEBCO, and BLC desire to reflect their agreement in writing.

          NOW, THEREFORE, each of the parties, in consideration of the acts and promises of the other, agrees as follows:

          Section 1. Issuance to BLC of Additional 12,582.31 Class B Units. BLC hereby contributes $1,061,191.92 in cash to the Partnership's capital. In return, the Partnership hereby issues to BLC 12,583.08 additional Class B Units. After this issuance, the total number of Class B Units held by BLC will be 66,192.68.

          Section 2.  Amendment of Schedule A.  Schedule A of the
     Agreement of General Partnership is amended and restated in its entirety as shown on Exhibit 1, which is attached hereto and made a part hereof.

          Section 3. Agreement of Partners to Remain Bound by the Terms of the Agreement. Each of RCB, WEBCO, and BLC has acknowledged its or his agreement to remain bound by the terms of this Agreement.

          Section 4. Ratification of Other Provisions of Agreement of General Partnership. Unless expressly amended hereby, all terms and provisions of the Agreement of General Partnership dated February 13, 1995, as amended by the First Amendment to Agreement of General Partnership dated February 15, 1995 and by the Second Amendment to Agreement of General Partnership dated February 15, 1995, are hereby ratified and shall remain in full force and effect.

          This Third Amendment to Agreement of General Partnership is entered into as of the date above written.

                                   CLASS A GENERAL PARTNERS

                                   /s/ Russell C. Best
                                   --------------------------
                                   Russell C. Best

                                   WALTER E. BEST COMPANY, INC.

                                   By:  /s/ Walter E. Best
                                        ----------------------
                                        Walter E. Best, President

                                   CLASS B GENERAL PARTNERS

                                   BEST LOCK CORPORATION

                                   By:  /s/ Russell C. Best
                                        -----------------------
                                        Russell C. Best,
                                         Chief Executive Officer
     STATE OF INDIANA    )
                         ) SS:
     COUNTY OF MARION    )

          Before me, a Notary Public in and for said County and State, personally appeared Russell C. Best, in his capacity as a General Partner holding Class A Units in the Best Lock Partnership, who acknowledged the execution of the foregoing Third Amendment to Agreement of General Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.

          WITNESS my hand and Notarial Seal this 14th day of February, 1995.

     My Commission Expires:
     5-25-95                       /s/ Marianne Marshall
     -------------                 -------------------------------
                                        Notary Public
     My County of Residence:
     Hancock                       Marianne Marshall
     ------------------------      -------------------------------
                                        Printed

     STATE OF INDIANA         )
                              ) SS:
     COUNTY OF MARION         )

          Before me, a Notary Public in and for said County and State, personally appeared Walter E. Best, President of Walter E. Best Company, Inc., a General Partner holding Class A Units in the Best Lock Partnership, who acknowledged the execution of the foregoing Third Amendment to Agreement of General Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.

          WITNESS my hand and Notarial Seal this 15th day of February, 1995.

     My Commission Expires:
     9-10-95                       /s/ Donna Kaye Badger
     ----------------------        ---------------------------
                                        Notary Public
     My County of Residence:

     Hendricks                     Donna Kaye Badger
     -----------------------       ----------------------------
                                        Printed

     STATE OF INDIANA         )
                              ) SS:
     COUNTY OF MARION         )

          Before me, a Notary Public in and for said County and State, personally appeared Russell C. Best, Chief Executive Officer of Best Lock Corporation, a General Partner holding Class B Units in the Best Lock Partnership, who acknowledged the execution of the foregoing Third Amendment to Agreement of General Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.

          WITNESS my hand and Notarial Seal this 14th day of February, 1995.

     My Commission Expires:
     5-25-95                       /s/ Marianne Marshall
     -------------                 -------------------------------
                                        Notary Public
     My County of Residence:
     Hancock                       Marianne Marshall
     ------------------------      -------------------------------
                                        Printed

                                       EXHIBIT 1

                                   Amended Schedule A


                                                                            Capital Contribution
                                                                                                    Number and
                                                                                                    Type of
                                                                                                    Partnership      Percentage
         Name
                              Residence                 Description of Property     Value           Units            Interest

         Class A General
          Partners

         Russell C. Best      755 Eagle Creek Court     2,500 shares of             $73,400         734               0.96%
                              Zionsville, IN 46077      common stock of                             Class A Units
                                                        Frank E. Best, Inc.

         Walter E. Best       6161 East 75th Street     31,188.21 shares of         $915,686.01     9,156.86         12.04%
           Company, Inc.      Indianapolis, IN 46250    common stock of                             Class A Units
                                                        Frank E. Best, Inc.

         Class B General
          Partners

         Best Lock            6161 East 75th Street     1. Assignee of interest     $5,582,625.59   66,192.68        87.00%
           Corporation        Indianapolis, IN 46250    2. Contributed
                                                            $1,061,191.92                           Class B Units


            SECOND AMENDMENT TO AGREEMENT OF GENERAL PARTNERSHIP


          This Second Amendment to Agreement of General Partnership effective as of the 15th day of February, 1995 by and among: (i) Russell C. Best ("RCB"), as a General Partner holding Class A units of interest ("Class A Units") in the Best Lock Partnership, an Indiana general partnership, (the "Partnership"); (ii) Walter
     E. Best Company, Inc., an Indiana corporation, ("WEBCO"), as a General Partner holding Class A Units in the Partnership; and
     (iii) each of the following persons (collectively the "Transferring Partners" and individually a "Transferring Partner"), as a General Partner holding Class B units of interest ("Class B Units") in the Partnership: the Walter E. Best Revocable Trust, Walter E. Best, Trustee; the Dona J. Best Revocable Trust, Dona J. Best, Trustee; Robert W. Best; Denise Best; Richard E. Best; Amber Best; Marshall W. Best; and Tracey Best.

          WHEREAS, each of the Transferring Partners desires to transfer all of its, his, or her Class B Units in the Partnership to Best Lock Corporation, a Delaware corporation, ("BLC");

          WHEREAS, Russell C. Best, in his capacity as a General Partner holding Class A Units in the Partnership, and WEBCO, in its capacity as a General Partner holding Class A Units in the Partnership, are agreeable to the assignments by the Transferring Partners of all of their Class B Units to BLC and the admission of BLC as an additional partner of the Partnership;

          WHEREAS, BLC desires to be admitted to the Partnership as a General Partner holding Class B Units and desires to be bound by the terms of the Agreement of General Partnership, as amended by the First Amendment to Agreement of General Partnership dated February 15, 1995 and by this Second Amendment, (the "Agreement"); and

          WHEREAS, Russell C. Best, WEBCO, the Transferring Partners, and BLC desire to reflect their agreement in writing.

          NOW, THEREFORE, each of the parties, in consideration of the acts and promises of the other, agrees as follows:

          Section 1. Transfers by Transferring Partners of Class B Units. The transfer to BLC by each of the Transferring Partners noted below of the number of Class B Units of interest in the Partnership noted below is approved:

          Transferring Partner          Number of Class B Units
                                        Transferred to BLC

          Walter E. Best Revocable Trust,
            Walter E. Best, Trustee          41,884.30

          Dona J. Best Revocable Trust,       1,710.61
            Dona J. Best, Trustee

          Robert W. Best                      2,968.03

          Denise Best                           370.20

          Richard E. Best                     2,968.03

          Amber Best                            370.20

          Marshall W. Best                    2,968.03

          Tracey Best                           370.20


          Section 2. Admission of BLC as Additional Partner. BLC is admitted to the Partnership as a General Partner holding
     53,609.60 Class B Units of interest in the Partnership.

          Section 3.  Amendment of Schedule A.  Schedule A of the
     Agreement of General Partnership is amended and restated in its entirety as shown on Exhibit 1, which is attached hereto and made a part hereof.

          Section 4. Agreement of BLC to be Bound by the Terms of the Agreement. BLC has acknowledged its agreement to be bound by the terms of this Agreement.

          Section 5. Ratification of Other Provisions of Agreement of General Partnership. Unless expressly amended hereby, all terms and provisions of the Agreement of General Partnership dated February 13, 1995, as amended by the First Amendment to Agreement of General Partnership dated February 15, 1995, are hereby ratified and shall remain in full force and effect.

          This Second Amendment to Agreement of General Partnership is entered into as of the date above written.

                                   CLASS A GENERAL PARTNERS

                                   /s/ Russell C.  Best
                                   ------------------------
                                   Russell C. Best

                                   WALTER E. BEST COMPANY, INC.

     Witness:                      By:  /s/ Walter E. Best
     /s/                           --------------------
     ------------------            Walter E. Best, President

                                   CLASS B GENERAL PARTNERS

                                   /s/ Walter E. Best
                                   -------------------------
                                   Walter E. Best Revocable Trust,
                                    Walter E. Best, Trustee

                                   /s/ Dona J. Best
                                   --------------------------
                                   Dona J. Best Revocable Trust,
                                     Dona J. Best, Trustee

                                   /s/ Robert W. Best
                                   --------------------------
                                   Robert W. Best

                                   /s/ Denise Best
                                   --------------------------
                                   Denise Best

                                   /s/ Richard E. Best
                                   --------------------------
                                   Richard E. Best

                                   /s/ Amber Best
                                   --------------------------
                                   Amber Best

                                   /s/ Marshall W. Best
                                   --------------------------
                                   Marshall W. Best

                                   /s/ Tracey Best
                                   ---------------------------
                                   Tracey Best

                      Agreement of Additional Partner

        In consideration for admission as a General Partner holding Class B Units of interest in the Best Lock Partnership, Best Lock Corporation agrees to be bound by all provisions of the Agreement of General Partnership of the Best Lock Partnership, as amended by the First Amendment to Agreement of General Partnership dated February 15, 1995 and as amended by this Second Amendment to Agreement of General Partnership dated February 15, 1995.

        Dated this 15th day of February, 1995.


                                 BEST LOCK CORPORATION

     Attest: /s/                 By:  /s/ Russell C. Best
                                      ---------------------------
                                      Russell C. Best, Chief
                                           Executive Officer


     STATE OF INDIANA       )
                            ) SS:
     COUNTY OF MARION       )

        Before me, a Notary Public in and for said County and State, personally appeared Russell C. Best, in his capacity as a General Partner holding Class A Units in the Best Lock Partnership, who acknowledged the execution of the foregoing Second Amendment to Agreement of General Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.

        WITNESS my hand and Notarial Seal this 14th day of February, 1995.

     My Commission Expires:
     5-25-96                          /s/ Marianne Marshall
     ----------------------           ------------------------
                                      Notary Public
     My County of Residence:
     Hancock                          Marianne Marshall
     ----------------------           ------------------------
                                      Printed

     STATE OF INDIANA       )
                            ) SS:
     COUNTY OF MARION       )

        Before me, a Notary Public in and for said County and State, personally appeared Walter E. Best, President of Walter E. Best Company, Inc., in its capacity as a General Partner holding Class A Units in the Best Lock Partnership, who acknowledged the execution of the foregoing Second Amendment to Agreement of General Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.

        WITNESS my hand and Notarial Seal this 15th day of February, 1995.

     My Commission Expires:
     9-10-95                     /s/ Donna Kaye Badger
     ----------------------      ---------------------------
                                 Notary Public
     My County of Residence:
     Hendricks                   Donna Kaye Badger
     -----------------------     ----------------------------
                                 Printed


     STATE OF INDIANA       )
                            ) SS:
     COUNTY OF MARION       )

        Before me, a Notary Public in and for said County and State, personally appeared Walter E. Best, Trustee of the Walter E. Best Revocable Trust, in his capacity as a General Partner holding Class B Units in the Best Lock Partnership, who acknowledged the execution of the foregoing Second Amendment to Agreement of General Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.

        WITNESS my hand and Notarial Seal this 15th day of February, 1995.

     My Commission Expires:
     9-10-95                     /s/ Donna Kaye Badger
     ----------------------      ---------------------------
                                 Notary Public
     My County of Residence:
     Hendricks                   Donna Kaye Badger
     -----------------------     ----------------------------
                                 Printed

     STATE OF INDIANA       )
                            ) SS:
     COUNTY OF MARION       )

        Before me, a Notary Public in and for said County and State, personally appeared Dona J. Best, Trustee of the Dona J. Best Revocable Trust, in her capacity as a General Partner holding Class B Units in the Best Lock Partnership, who acknowledged the execution of the foregoing Second Amendment to Agreement of General Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.

        WITNESS my hand and Notarial Seal this 15th day of February, 1995.

     My Commission Expires:
     9-10-95                     /s/ Donna Kaye Badger
     ----------------------      ---------------------------
                                 Notary Public
     My County of Residence:
     Hendricks                   Donna Kaye Badger
     -----------------------     ----------------------------
                                 Printed


     STATE OF INDIANA       )
                            ) SS:
     COUNTY OF MARION       )

        Before me, a Notary Public in and for said County and State, personally appeared Robert W. Best, in his capacity as a General Partner holding Class B Units in the Best Lock Partnership, who acknowledged the execution of the foregoing Second Amendment to Agreement of General Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.

        WITNESS my hand and Notarial Seal this 15th day of February, 1995.

     My Commission Expires:
     9-10-95                     /s/ Donna Kaye Badger
     ----------------------      ---------------------------
                                 Notary Public
     My County of Residence:
     Hendricks                   Donna Kaye Badger
     -----------------------     ----------------------------
                                 Printed

     STATE OF INDIANA       )
                            ) SS:
     COUNTY OF MARION       )

        Before me, a Notary Public in and for said County and State, personally appeared Denise Best, in her capacity as a General Partner holding Class B Units in the Best Lock Partnership, who acknowledged the execution of the foregoing Second Amendment to Agreement of General Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.

        WITNESS my hand and Notarial Seal this 15ath day of February, 1995.

     My Commission Expires:
     9-10-95                     /s/ Donna Kaye Badger
     ----------------------      ---------------------------
                                 Notary Public
     My County of Residence:
     Hendricks                   Donna Kaye Badger
     -----------------------     ----------------------------
                                 Printed

     STATE OF INDIANA       )
                            ) SS:
     COUNTY OF MARION       )

        Before me, a Notary Public in and for said County and State, personally appeared Richard E. Best, in his capacity as a General Partner holding Class B Units in the Best Lock Partnership, who acknowledged the execution of the foregoing Second Amendment to Agreement of General Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.

        WITNESS my hand and Notarial Seal this 15th day of February, 1995.

     My Commission Expires:
     9-10-95                     /s/ Donna Kaye Badger
     ----------------------      ---------------------------
                                 Notary Public
     My County of Residence:
     Hendricks                   Donna Kaye Badger
     -----------------------     ----------------------------
                                 Printed


     STATE OF INDIANA       )
                            ) SS:
     COUNTY OF MARION       )

        Before me, a Notary Public in and for said County and State, personally appeared Amber Best, in her capacity as a General Partner holding Class B Units in the Best Lock Partnership, who acknowledged the execution of the foregoing Second Amendment to Agreement of General Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.

        WITNESS my hand and Notarial Seal this 15th day of February, 1995.

     My Commission Expires:
     9-10-95                     /s/ Donna Kaye Badger
     ----------------------      ---------------------------
                                 Notary Public
     My County of Residence:
     Hendricks                   Donna Kaye Badger
     -----------------------     ----------------------------
                                 Printed

     STATE OF INDIANA       )
                            ) SS:
     COUNTY OF MARION       )

        Before me, a Notary Public in and for said County and State, personally appeared Marshall W. Best, in his capacity as a General Partner holding Class B Units in the Best Lock Partnership, who acknowledged the execution of the foregoing Second Amendment to Agreement of General Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.

        WITNESS my hand and Notarial Seal this 15th day of February, 1995.

     My Commission Expires:
     9-10-95                     /s/ Donna Kaye Badger
     ----------------------      ---------------------------
                                 Notary Public
     My County of Residence:
     Hendricks                   Donna Kaye Badger
     -----------------------     ----------------------------
                                 Printed


     STATE OF INDIANA       )
                            ) SS:
     COUNTY OF MARION       )

        Before me, a Notary Public in and for said County and State, personally appeared Tracey Best, in her capacity as a General Partner holding Class B Units in the Best Lock Partnership, who acknowledged the execution of the foregoing Second Amendment to Agreement of General Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.

        WITNESS my hand and Notarial Seal this 15th day of February, 1995.

     My Commission Expires:
     9-10-95                     /s/ Donna Kaye Badger
     ----------------------      ---------------------------
                                 Notary Public
     My County of Residence:
     Hendricks                   Donna Kaye Badger
     -----------------------     ----------------------------
                                 Printed

     STATE OF INDIANA       )
                            ) SS:
     COUNTY OF MARION       )

        Before me, a Notary Public in and for said County and State, personally appeared Russell C. Best, Chief Executive Officer of Best Lock Corporation, in its capacity as a General Partner holding Class B Units in the Best Lock Partnership, who acknowledged the execution of the foregoing Second Amendment to Agreement of General Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.

        WITNESS my hand and Notarial Seal this 15th day of February, 1995.

     My Commission Expires:
     5-25-96                     /s/ Marianne Marshall
     ----------------------      ------------------------
                                 Notary Public
     My County of Residence:
     Hancock                     Marianne Marshall
     -----------------------     -------------------------
                                 Printed

                                                                      EXHIBIT 1

                                                                 Amended Schedule A


                                                                            Capital Contribution
                                                                                                    Number and
                                                                                                    Type of
                                                                                                    Partnership      Percentage
         Name
                              Residence                 Description of Property     Value           Units            Interest
         Class A General
          Partners

         Russell C. Best      755 Eagle Creek Court     2,500 shares of             $73,400         734              1.16%
                              Zionsville, IN  46077     common stock                                Class A Units
                                                        of Frank E. Best, Inc.

         Walter E. Best       6161 East 75th Street     31,188.21 shares of          $915,686.01    9,156.86         14.42%
          Company, Inc.       Indianapolis, IN  46250   common stock                                Class A Units
                                                        of Frank E. Best, Inc.

         Class B General
          Partners

         Best Lock            6161 East 75th Street     Assignee of interest        $4,521,433.67   53,609.60        84.42%
          Corporation         Indianapolis, IN  46250                                               Class B Units


            FIRST AMENDMENT TO AGREEMENT OF GENERAL PARTNERSHIP


          This First Amendment to Agreement of General Partnership effective as of the 15th day of February, 1995 by and among: (i) Russell C. Best ("RCB"), as a General Partner holding Class A units of interest ("Class A Units") in the Best Lock Partnership, an Indiana general partnership, (the "Partnership"); (ii) Walter
     E. Best Company, Inc., an Indiana corporation, ("WEBCO"), as a General Partner holding Class A Units in the Partnership; and
     (iii) WEBCO, as a General Partner holding Class B units of interest ("Class B Units") in the Partnership.

          WHEREAS, WEBCO, in its capacity as the holder of Class B Units in the Partnership, desires to transfer all of its Class B Units to the following persons (the "Redeeming WEBCO Shareholders") as consideration for the redemption of their WEBCO shares: (i) the Walter E. Best Revocable Trust, Walter E. Best, Trustee; (ii) the Dona J. Best Revocable Trust, Dona J. Best, Trustee; (iii) Robert W. Best; (iv) Denise Best; (v) Richard E. Best; (vi) Amber Best; (vii) Marshall W. Best; and (viii) Tracey Best; and

          WHEREAS, Russell C. Best, in his capacity as a General Partner holding Class A Units in the Partnership, and WEBCO, in its capacity as a General Partner holding Class A Units in the Partnership, are agreeable to the assignment by WEBCO of all of its Class B Units to the Redeeming Shareholders and the admission of each of the Redeeming Shareholders as an additional partner of the Partnership; and

          WHEREAS, each of the Redeeming Shareholders desires to be admitted to the Partnership as a General Partner holding Class B Units and desires to be bound by the terms of the Agreement of General Partnership, as amended by this First Amendment, (the "Agreement"); and

          WHEREAS, Russell C. Best, WEBCO, and the Redeeming
     Shareholders desire to reflect their agreement in writing.

          NOW, THEREFORE, each of the parties, in consideration of the acts and promises of the other, agrees as follows:

          Section 1. Transfer by WEBCO of Class B Units. The transfer by WEBCO of Class B Units of interest in the Partnership to the following persons in the following amounts is approved:

          Transferee                         Number of Class B Units

          Walter E. Best Revocable Trust,
            Walter E. Best, Trustee               41,884.30

          Dona J. Best Revocable Trust,
            Dona J. Best, Trustee                  1,710.61

          Robert W. Best                           2,968.03

          Denise Best                                370.20

          Richard E. Best                          2,968.03

          Amber Best                                 370.20

          Marshall W. Best                         2,968.03

          Tracey Best                                370.20
                                                  ---------

          Total                                   53,609.6000

          Section 2. Admission of Persons as Additional Partners. Each of the eight persons identified in Section 1 hereof as a transferee is admitted to the Partnership as a General Partner holding the number of Class B Units of interest in the Partnership set opposite its, his, or her name in Section 1 hereof.

          Section 3.  Amendment of Schedule A.  Schedule A of the
     Agreement of General Partnership is amended and restated in its entirety as shown on Exhibit 1, which is attached hereto and made a part hereof.

          Section 4. Agreement of Redeeming Shareholders to be Bound by the Terms of the Agreement. Each of the Redeeming
     Shareholders admitted hereby as a General Partner of the Partnership has acknowledged its, his, or her agreement to be bound by the terms of this Agreement.

          Section 5. Ratification of Other Provisions of Agreement of General Partnership. Unless expressly amended hereby, all terms and provisions of the Agreement of General Partnership dated February 13, 1995 are hereby ratified and shall remain in full force and effect.

          This First Amendment to Agreement of General Partnership is entered into as of the date above written.

                                        CLASS A GENERAL PARTNERS

                                        /s/ Russell C. Best
                                        ---------------------------
                                        Russell C. Best


                                        WALTER E. BEST COMPANY, INC.

     Witness:  /s/                      By:  /s/ Walter E. Best
                                             -----------------------
                                             Walter E. Best, President


                                        CLASS B GENERAL PARTNERS

                                        WALTER E. BEST COMPANY, INC.

     Attest: /s/                        By:  /s/ Walter E. Best
                                        -----------------------------
                                        Walter E. Best, President


                      Agreement of Additional Partners

          In consideration for admission as a General Partner holding Class B Units of interest in the Best Lock Partnership, each of the undersigned agrees to be bound by all provisions of the Agreement of General Partnership of the Best Lock Partnership, as amended.

          Dated this 15th day of February, 1995.

                                   /s/ Walter E. Best
                                   ------------------------------
                                   Walter E. Best Revocable Trust,
                                    Walter E. Best, Trustee

                                   /s/ Dona J. Best
                                   ------------------------------
                                   Dona J. Best Revocable Trust,
                                    Dona J. Best, Trustee

                                   /s/ Robert W. Best
                                   ------------------------------
                                   Robert W. Best

                                   /s/ Denise Best
                                   ------------------------------
                                   Denise Best

                                   /s/ Richard E. Best
                                   ------------------------------
                                   Richard E. Best

                                   /s/ Amber Best
                                   ------------------------------
                                   Amber Best

                                   /s/ Marshall W. Best
                                   ------------------------------
                                   Marshall W. Best

                                   /s/ Tracey Best
                                   ------------------------------
                                   Tracey Best

     STATE OF INDIANA       )
                            ) SS:
     COUNTY OF MARION       )

        Before me, a Notary Public in and for said County and State, personally appeared Russell C. Best, in his capacity as a General Partner holding Class A Units in the Best Lock Partnership, who acknowledged the execution of the foregoing First Amendment to Agreement of General Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.
        WITNESS my hand and Notarial Seal this 14th day of February, 1995.

     My Commission Expires:
     5-25-95                          /s/ Marianne Marshall
     -------------                    -------------------------------
                                      Notary Public
     My County of Residence:

     Hancock                          Marianne Marshall
     ------------------------         -------------------------------
                                      Printed


     STATE OF INDIANA       )
                            ) SS:
     COUNTY OF MARION       )

        Before me, a Notary Public in and for said County and State, personally appeared Walter E. Best, President of Walter E. Best Company, Inc., as a General Partner holding Class A Units and as a General Partner holding Class B Units in the Best Lock Partnership, who acknowledged the execution of the foregoing First Amendment to Agreement of General Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.

        WITNESS my hand and Notarial Seal this 15th day of February, 1995.

     My Commission Expires:
     9-10-95                               /s/ Donna Kaye Badger
     -----------------------               -----------------------
                                           Notary Public
     My County of Residence:

     Hendricks                             Donna Kaye Badger
     -----------------------               -----------------------
                                           Printed

     STATE OF INDIANA       )
                            ) SS:
     COUNTY OF MARION       )

        Before me, a Notary Public in and for said County and State, personally appeared Walter E. Best, Trustee of the Walter E. Best Revocable Trust, who acknowledged the execution of the foregoing First Amendment to Agreement of General Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.

        WITNESS my hand and Notarial Seal this 15th day of February, 1995.

     My Commission Expires:
     9-10-95                          /s/ Donna Kaye Badger
     ----------------------           ---------------------------
                                      Notary Public
     My County of Residence:

     Hendricks                        Donna Kaye Badger
     -----------------------          ----------------------------
                                      Printed


     STATE OF INDIANA       )
                            ) SS:
     COUNTY OF MARION       )

        Before me, a Notary Public in and for said County and State, personally appeared Dona J. Best, Trustee of the Dona J. Best Revocable Trust, who acknowledged the execution of the foregoing First Amendment to Agreement of General Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.

        WITNESS my hand and Notarial Seal this 15th day of February, 1995.

     My Commission Expires:
     9-10-95                          /s/ Donna Kaye Badger
     ----------------------           ---------------------------
                                      Notary Public
     My County of Residence:

     Hendricks                        Donna Kaye Badger
     -----------------------          ----------------------------
                                      Printed

     STATE OF INDIANA       )
                            ) SS:
     COUNTY OF MARION       )

        Before me, a Notary Public in and for said County and State, personally appeared Robert W. Best, who acknowledged the execution of the foregoing First Amendment to Agreement of General Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.

        WITNESS my hand and Notarial Seal this 15th day of February, 1995.

     My Commission Expires:
     9-10-95                          /s/ Donna Kaye Badger
     ----------------------           ---------------------------
                                      Notary Public
     My County of Residence:

     Hendricks                        Donna Kaye Badger
     -----------------------          ----------------------------
                                      Printed


     STATE OF INDIANA       )
                            ) SS:
     COUNTY OF MARION       )

        Before me, a Notary Public in and for said County and State, personally appeared Denise Best, who acknowledged the execution of the foregoing First Amendment to Agreement of General
     Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.

        WITNESS my hand and Notarial Seal this 15th day of February, 1995.

     My Commission Expires:
     9-10-95                          /s/ Donna Kaye Badger
     ----------------------           ---------------------------

                                      Notary Public
     My County of Residence:

     Hendricks                        Donna Kaye Badger
     -----------------------          ----------------------------
                                      Printed

     STATE OF INDIANA       )
                            ) SS:
     COUNTY OF MARION       )

        Before me, a Notary Public in and for said County and State, personally appeared Richard E. Best, who acknowledged the execution of the foregoing First Amendment to Agreement of General Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.

        WITNESS my hand and Notarial Seal this 15th day of February, 1995.

     My Commission Expires:
     9-10-95                          /s/ Donna Kaye Badger
     ----------------------           ---------------------------
                                      Notary Public
     My County of Residence:

     Hendricks                        Donna Kaye Badger
     -----------------------          ----------------------------
                                      Printed


     STATE OF INDIANA       )
                            ) SS:
     COUNTY OF MARION       )

        Before me, a Notary Public in and for said County and State, personally appeared Amber Best, who acknowledged the execution of the foregoing First Amendment to Agreement of General
     Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.

        WITNESS my hand and Notarial Seal this 15th day of February, 1995.

     My Commission Expires:
     9-10-95                          /s/ Donna Kaye Badger
     ----------------------           ---------------------------
                                      Notary Public
     My County of Residence:

     Hendricks                        Donna Kaye Badger
     -----------------------          ----------------------------
                                      Printed

     STATE OF INDIANA       )
                            ) SS:
     COUNTY OF MARION       )

        Before me, a Notary Public in and for said County and State, personally appeared Marshall W. Best, who acknowledged the execution of the foregoing First Amendment to Agreement of General Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.

        WITNESS my hand and Notarial Seal this 15th day of February, 1995.

     My Commission Expires:
     9-10-95                          /s/ Donna Kaye Badger
     ----------------------           ---------------------------
                                      Notary Public
     My County of Residence:

     Hendricks                        Donna Kaye Badger
     -----------------------          ----------------------------
                                      Printed


     STATE OF INDIANA       )
                            ) SS:
     COUNTY OF MARION       )

        Before me, a Notary Public in and for said County and State, personally appeared Tracey Best, who acknowledged the execution of the foregoing First Amendment to Agreement of General
     Partnership, and who, having been duly sworn, stated that all matters referred to therein are true.

        WITNESS my hand and Notarial Seal this 15th day of February, 1995.

     My Commission Expires:
     9-10-95                          /s/ Donna Kaye Badger
     ----------------------           ---------------------------
                                      Notary Public
     My County of Residence:

     Hendricks                        Donna Kaye Badger
     -----------------------          ----------------------------
                                      Printed

                                                                     SCHEDULE A


                                                                            Capital Contribution
                                                                                                    Number and
                                                                                                    Type of
                                                                                                    Partnership      Percentage
         Name
                              Residence                 Description of Property     Value           Units            Interest

         Class A General Partners


         Russell C. Best      755 Eagle Creek Court     2,500 shares of             $73,400         734              1.16%
                              Zionsville, IN 46077      common Stock of                             Class A Units
                                                        Frank E. Best, Inc.

         Walter E. Best       6161 East 75th Street     31,188.21 shares of         $915,686.01     9,156.86         14.42%
          Company, Inc.       Indianapolis, IN 46250    common stock of                             Class A Units
                                                        Frank E. Best, Inc.

         Class B General
          Partners

         Walter E. Best       8111 Bayberry Court       Assignee of interest        $3,532,521      41,884.30        65.9559%
           Revocable Trusst,  Indianapolis, IN 46250                                                Class B Units
           Walter E. Best,
           Trustee

         Dona J. Best         8111 Bayberry Court       Assignee of interest        $144,272        1,710.61         2.6937%
          Revocable Trust,    Indianapolis, IN 46250                                                Class B Units
          Dona J. Best,
          Trustee

         Robert W. Best       6518 Calais Circle        Assignee of interest        $250,323        2,968.03         4.6738%
                              Indianapolis, IN 46220                                                Class B Units

         Denise Best          6518 Calais Circle        Assignee of interest        $31,223         370.20            .5829%
                              Indianapolis, IN 46220                                                Class B Units

         Richard E. Best      12535 Richlane Drive      Assignee of interest        $250,323        2,968.03         4.6738%
                              Indianapolis, IN 46236                                                Class B Units

         Amber Best           12535 Richlane Drive      Assignee of interest        $31,223         370.20            .5829%
                              Indianapolis, IN 46236                                                Class B Units

         Marshall W. Best     10858 Tenacious Drive     Assignee of interest        $250,323        2,968.03         4.6738%
                              Indianapolis, IN 46236                                                Class B Units

         Tracey Best          10858 Tenacious Drive     Assignee of interest        $31,223         370.20            .5829%
                              Indianapolis, IN 46236                                                Class B Units

                           BEST LOCK PARTNERSHIP

                               AGREEMENT OF
                            GENERAL PARTNERSHIP


          THIS AGREEMENT OF GENERAL PARTNERSHIP effective as of the 13 day of February, 1995 by and between: i) Russell C. Best
     ("RCB"), as a General Partner; and ii) Walter E. Best Company, Inc., an Indiana corporation ("WEBCO"), as a General Partner.

          WHEREAS, the parties hereto desire to form and operate a general partnership under the laws of the State of Indiana and the terms and conditions recited herein;

          NOW, THEREFORE, each of the parties, in consideration of the acts, capital contributions and promises of the other, agrees as follows:


                                 ARTICLE I

                               Defined Terms

          The defined terms used in this Agreement shall have the meanings specified below:

          "Additional Partner" means any person admitted to the Partnership as Partner pursuant to Article IX.

          "Affiliated Person" means any (i) Partner, (ii) member of the Immediate Family of any Partner, (iii) legal representative of any Person referred to in the preceding clauses (i) and (ii),
     (iv) trustee of a trust for the benefit of any Person referred to in the preceding clauses (i) and (ii), (v) corporation of which a majority of the voting interest is owned by any one or more of the Persons referred to in the preceding clauses (i) through
     (iv), or (vi) officer, director, employee or stockholder of a corporation referred to in the preceding clause (v).

          "Agreement" means this Agreement of General Partnership as amended from time to time.

          "Capital Contribution" means the amount of cash and/or property contributed to the Partnership by each Partner as shown in the Schedule.

          "Class A Partner" shall mean a Partner who owns one or more Class A Units.

          "Class B Partner" shall mean a Partner who owns one or more Class B Units.

          "Class A Units" shall refer to all Units of Partnership
     Interest which carry unlimited voting rights.

          "Class B Units" shall refer to all Units of Partnership
     Interest other than Class A Units.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Entity" means any general partnership, limited partnership, corporation, limited liability company, joint venture, trust, business trust, cooperative or association.

          "General Partner" means any Person designated as a General Partner in the Schedule or any Person who becomes a General
     Partner as provided herein, in such Person's capacity as a General Partner of the Partnership.

          "Immediate Family" means, with respect to any person, his spouse and descendants, including any such adopted individuals.

          "Interest" or "Partnership Interest" means the ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which such Partner may be entitled as provided in this Agreement and in the Uniform Act, together with the obligations imposed by this Agreement and the Uniform Act.

          "Net Cash Receipts" means, for each fiscal year of the Partnership, revenues of the Partnership received in cash during such fiscal year, net of cash expenses and debt service payments of the Partnership paid during such fiscal year, but excluding capital contributions, proceeds of any loan to the Partnership arising from refinancing or otherwise, proceeds from the sale or disposition of Partnership assets, and the amount reasonably designated by the Partners as a cash reserve for the aggregate authorized non-capital expenditures and capital expenditures or investments then anticipated by the Partners to be incurred during the next Partnership fiscal year. In determining the amount of the cash reserve, the Partners shall take into account, to the extent they deem appropriate, cash receipts then anticipated to be received during such fiscal year by the Partnership.

          "Partner" means any General Partner, whether a Class A
     Partner or a Class B Partner.

          "Partnership" means the general partnership formed in accordance with this Agreement by the parties hereto, as said general partnership may from time to time be construed and amended.

          "Percentage Interest" means, with respect to any Partner, the percentage set forth opposite such Partner's name on the Schedule. In the case of any Partner, such Percentage Interest shall be adjusted from time to time as the Partners may unanimously agree to take into account any Capital Contributions made by any individual or Entity subsequent to the making of the initial Capital Contributions.

          "Person" means any individual or Entity, and the heirs, executors, administrators, successors and assigns of such person where the context so admits; and unless the context otherwise requires, the singular shall include the plural, and the masculine gender shall include the feminine and the neuter and vice versa.

          "Retirement" means, as to a Partner, the occurrence of any of the following: death, adjudication of insanity or incompetence, bankruptcy, retirement, voluntary or involuntary withdrawal for any reason, expulsion or, in the case of a Partner who is acting as a Partner by virtue of being a trustee of a trust, the termination of the trust. Voluntary withdrawal shall occur on the date of such withdrawal stated in a written notice from the withdrawing Partner to all other Partners, which date of withdrawal shall be at least 30 days after the date such notice is given. Bankruptcy shall be deemed to occur whenever a Partner shall be adjudicated a bankrupt or execute an assignment for the benefit of creditors, or be subject to the direction and control of a receiver and such receivership proceedings shall not be dismissed within 90 days of the receiver's appointment.

          "Schedule" means Schedule A annexed hereto as amended from time to time and as so amended at the time of reference thereto.

          "State" means the State of Indiana.

          "Uniform Act" means the Uniform Partnership Act as adopted by the State, IC Section 23-4-1-1 et seq., as hereafter amended from time to time.

          "Unit" shall mean a unit of Partnership Interest.


                                 ARTICLE II

                        Formation; Name and Purpose

          Section 2.1    Formation

          Commencing on the date of this Agreement, the parties hereto hereby form a partnership pursuant to the provisions of the Uniform Act and this Agreement.

          Section 2.2    Name and Office

          The Partnership shall be conducted under the name of the "Best Lock Partnership." The principal office of the Partnership shall be at 6161 East 75th Street, Indianapolis, Indiana 46250 or at such other locations as may hereafter be determined by the Partners. The Partners may at any time change the location of the principal office and shall give due notice of any such change as appropriate.

          Section 2.3    Registered Agent

          The registered agent of the Partnership is Russell C. Best. The address of the registered agent is 6161 East 75th Street, Indianapolis, Indiana 46250.

          Section 2.4    Character of Business

          The purpose of the Partnership is to acquire and hold securities for investment purposes.

          The Partnership is authorized:

               (a) to borrow or raise money from time to time, without limit as to amount; to execute, accept, endorse, and deliver, as evidence of such borrowing, all kinds of securities, including, but without limiting the generality thereof, promissory notes, drafts, bills of exchange, warrants, bonds, debentures, and other negotiable or non-negotiable instruments and evidences of indebtedness; and to secure the payment and full performance of such securities by mortgage on, or pledge, conveyance, or assignment in trust of, the whole or any part of the assets of the Partnership, real, personal or mixed, including contract rights, whether at the time owned or thereafter acquired;

               (b) to enter into, make, perform and carry out all types of contracts, and to execute any and all other instruments as deemed necessary by the Partners;

               (c) to exercise any voting rights respecting any securities owned by the Partnership;

               (d) to purchase, lease or otherwise acquire any real or personal property in connection with or relating to, the business of the Partnership;

               (e) to lease, sell or exchange all or any part of any real or personal property owned by the Partnership;

               (f) to execute, extend or modify leases or sub-leases of any personal property or real property owned or leased by the Partnership;

               (g) to prepay in whole or in part, refinance, recast, increase, modify or extend any debt or mortgage which may affect any property owned or leased by the Partnership and in connection therewith, execute any extensions, renewals or modifications of such debt or mortgage or execute new instruments of debt or mortgage on the property in lieu of the existing instruments of debt or mortgage subject to all applicable Partnership provisions; and

               (h) to have and exercise all powers necessary or convenient to effect any or all of the purposes for which the Partnership is formed.

                                ARTICLE III

     Partners; Capital

          Section 3.1    Initial Partners

          The Partners of the Partnership are RCB and WEBCO. Their addresses, their Percentage Interests and the amounts contributed to the capital of the Partnership by them in their capacities as Partners are as set forth in the Schedule.

          Section 3.2    Classes of Partners

          There shall be two classes of Partners: Class A Partners and Class B Partners. A Class A Partner is a Partner who holds Class A Units of Partnership Interest. Partners who hold Class A Units shall be entitled to vote with respect to the Class A Units on all matters subject to the vote of the Partners. Each Class A Unit shall carry one vote.

          A Class B Partner is a Partner who holds Class B Units. A Partner who holds Class B Units of Partnership shall have no right to vote with respect to the Class B Units on any matter subject to the vote of the Partners except as the Uniform Act or this Agreement may otherwise specifically provide. The Partnership shall not engage in any of the following transactions, however, without the prior unanimous written consent of all Partners, both Class A Partners and Class B
     Partners: (1) the sale of substantially all of the Partnership's assets; (2) the liquidation of the Partnership; or (3) the redemption of any Unit or Units held by any Partner.

          A person may hold both Class A Units and Class B Units. In this case, such person is a Class A Partner as respects the Class A Units which he holds and a Class B Partner as respects the Class B Units which he holds.

          Section 3.3    Partnership Capital

          The capital of the Partnership shall be the aggregate amount of cash and the agreed value of property contributed by the Partners, as set forth in the Schedule. Partners may make additional Capital Contributions at any time.

          The original capital amount of each Partner shall be the amount of his initial Capital Contribution.

          Section 3.4    Interest on Capital

          No interest shall be paid on any Capital Contribution to the Partnership.

          Section 3.5    Withdrawal of Capital

          No Partner shall have the right to withdraw his Capital
     Contribution or the right to receive any funds or property of the Partnership except as may be specifically provided in this Agreement.

          Section 3.6    Loans by Partners

          If any Partner shall loan any monies to the Partnership, the amount of any such loan shall not be an increase in his Capital Contribution or entitle him to any increase in his share of the profits, losses or distributions of the Partnership; but the amount of any such loan shall be an obligation of the Partnership to such Partner, and unless otherwise provided and agreed shall be repaid to him without interest.

          Section 3.7    Additional Partners

          No Additional Partner may be admitted to the Partnership without the prior written consent of each Partner.


                                 ARTICLE IV

                   Rights, Powers, and Duties of Partners

          Section 4.1    Authorized Acts

          Subject to the provisions of this Agreement, the Partners, in the name and on behalf of the Partnership shall have the authority to manage the Partnership and its business and, in furtherance of same shall, acting collectively or singly, have the authority to perform all acts which the Partnership is authorized to perform.

          Section 4.2    Management of Partnership Business

          The business affairs of the Partnership shall be managed by the Partners. For this purpose, the Partners shall devote such amounts of their time and services as they deem necessary in their discretion. Any party may rely on any action taken by any Partner within the scope of the Partnership's purposes as having been a duly-authorized act of the Partnership. Each of the Partners consents that any Partner may engage in and/or possess an interest in other business ventures of any nature and description, independently or with others.

          Section 4.3    Indemnification

          The Partnership shall indemnify and save harmless the Partners against any claims or liability incurred by them provided that the acts or omissions giving rise to such claims or liabilities were performed in good faith in the reasonable belief that they were acting within the scope of their authority under this Agreement.

          Section 4.4    Dealing with Affiliated Persons

          The Partners may, in the name and on behalf of the Partnership, enter into such agreements, contracts or the like with any individual who is an Affiliated Person, as an individual, as distinguished from his capacity, if any, as a Partner, to undertake and carry out the business of the Partnership as if such Affiliated Person were an independent contractor; and the Partners may obligate the Partnership to pay for and on account of any such services reasonable compensation therefor. Similarly, the Partners may, in the name of and on behalf of the Partnership, enter into such agreements, contracts or the like with an Affiliated Person which is not an individual.


          The fact that a Partner or a member of his family is employed or engaged, or is directly interested in or connected with any Person, firm, corporation or other Entity employed or engaged by the Partnership to render or perform a service, or from whom or which the Partnership may buy merchandise or other property, shall not prohibit the Partners from employing, engaging or otherwise dealing with such Person, and neither the Partnership nor any Partner shall have any rights in or to any income or profits derived therefrom.


                                 ARTICLE V

                            Term and Dissolution

          Except as provided in Article VI, the Partnership shall be dissolved and shall terminate and its affairs shall be wound up only upon:

               (a) the Retirement of a Partner unless, within 90 days of the date of such Retirement, the remaining Partners agree to continue the Partnership;

               (b)  the mutual written consent of all Partners; or

               (c)  December 31, 2035.


                                 ARTICLE VI

                          Retirement of a Partner

          Upon the Retirement of a Partner, the business of the Partnership shall be carried on by any remaining Partners only if the remaining Partners agree unanimously within 90 days of the date of such Retirement to continue the Partnership.


                                ARTICLE VII

                  Transferability of Partnership Interests

          Section 7.1    Restrictions on Transfer

          No Partnership Interest shall be transferred (i) without receipt of the Partnership of an opinion (oral or written) of one or more professional advisors to the Partnership reasonably satisfactory to the Partners, both as to opinion and advisor, to the effect that such transfer (a) may be made without registration of such Interest under the Securities Act of 1933 and without any violation of any applicable Federal securities laws, (b) may be made without registration under, and without any violation of, any applicable state "Blue Sky" law or other state securities law, and (c) alone or in conjunction with the transfer of other Interests, will not adversely affect, or tend to adversely affect, the taxation of the Partnership as a partnership under the Code, or result in the termination of the Partnership for Federal income tax purposes pursuant to Section 708 of the Code in a manner which would create any adverse federal income tax consequences to the Partnership; or (ii) to a person who is under eighteen (18) years of age or who is legally incompetent.

          Section 7.2    Assignment of a Partner's Interest

          Except as provided under Sections 7.3 and 7.4, a Partner may not transfer, sell or assign his Interest as a Partner in the Partnership except with the unanimous written consent of the remaining Partners.

          Section 7.3    Sale or Other Transfer for Consideration

               (a) If any Partner ("Selling Partner") desires to sell or otherwise transfer for consideration all or part of the Selling Partner's Interest in the Partnership, whether the potential purchaser is or is not a Partner and whether the sale or transfer is a private or public transaction, then the Selling Partner shall promptly give the other Partners ("Purchasing Partners") written notice of the terms and conditions of such sale or transfer. The Purchasing Partners shall then determine whether the requirements of
          Section 7.1 of this Article VII have been satisfied. Upon determining that the requirements of Section 7.1 of this
          Article VII have been satisfied, a notice of which determination shall be sent to all Partners, the Selling Partner shall promptly offer to sell such Interest to the Purchasing Partners for the price and on the terms and conditions of the proposed sale or transfer. The Purchasing Partners shall have a period of 90 days after the date notice of such offer is given by the Selling Partner within which to notify the Selling Partner in writing that the Purchasing Partners, or one or more of them, elects to purchase all of such Interest. Each of the Purchasing Partners shall be entitled to purchase the Interest so offered in the same proportion that his Percentage Interest at such time bears to the total of the Percentage Interests of all the Purchasing Partners.

               In the event one or more of the Purchasing Partners declines to purchase the portion of the Interest to which he is entitled, then the remaining Purchasing Partners shall have 30 days after the expiration of said 90-day period specified above within which to accept the offer with respect to the portion of the Interest so declined, it being specifically understood and agreed that each of the remaining Purchasing Partners shall be entitled to purchase the portion of the Interest so declined in the same proportion that his Percentage Interest bears to the total of the Percentage Interests of the remaining Purchasing Partners and that in no event shall the time for acceptance of the Selling Partner's offer be extended beyond said 30-day period. In the event the entire Interest offered by the Selling Partner is not accepted by one or more of the Purchasing Partners within the time and in the manner set forth above, then the Selling Partner shall have the right to consummate the sale on the terms and conditions upon which such Interest was offered to the Purchasing Partners within 30 days after the expiration of said 120-day period. In the event of any change in the identity of the potential purchaser, or in the price, terms or conditions of the sale or transfer, or in the event the sale to the potential purchaser is not closed within said 30-day period, then the Selling Partner shall not sell, convey, transfer or assign such Interest without first making a new offer to the Purchasing Partners in accordance with this Section 7.3(a).

               (b) In the event one or more of the Purchasing Partners accepts the entire Interest offered by the Selling Partner, within the time and in the manner set forth above, then the Selling Partner and such Purchasing Partners shall have the duty to close such transaction. The closing shall be held at the time and place and on the date designated by such Purchasing Partners by written notice to the Selling Partner, which date shall be not more than 90 days after the acceptance by the Purchasing Partners of the offer of the Selling Partner relating to the sale of the Selling Partner's Interest.

               (c) Any offer made pursuant to this Section 7.3, and any purchase or sale pursuant hereto, shall include the Selling Partner's interest in and to the Partnership and all assets of the Partnership. The Selling Partner shall convey his interest in such assets by bill of sale, subject only to such title defects and encumbrances as exist on the date the original offer hereunder was made.


          Section 7.4 Transfer to Members of Immediate Family or by Operation of Law

          The restrictions on transfer and assignment of Partnership Interests contained in Sections 7.2 and 7.3 of this Article VII shall not apply to transfers or assignments to or for the benefit of the transferor or any member of his Immediate Family, provided that any such transfers shall be subject to Sections 7.5 and 7.6. The restrictions on transfer and assignment of Partnership Interests contained in Sections 7.1 through 7.3 shall not apply to transfers or assignments by will or operation of law, provided that any such transfers shall be subject to Sections 7.5 and 7.6.

          Section 7.5    Substitute Partners or Additional Partners

          No Partner shall have the right to substitute an assignee as a Partner in his place. An assignee may be admitted as a substitute Partner only upon the unanimous written consent of the Partners. Similarly, a person may be admitted as an Additional Partner only upon the unanimous written consent of the Partners. Any such substitute Partner or Additional Partner shall, as a condition of receiving any interest in the Partnership property, agree to be bound by the provisions of this Agreement, and shall also agree to accept such other terms and conditions as the Partners may reasonably determine.

          Upon the admission of a substitute Partner or Additional Partner, the Schedule shall be amended to reflect the name and address of such substitute Partner or Additional Partner and as otherwise agreed by the Partners. Each substitute Partner or Additional Partner shall execute such instrument or instruments as shall be required by the Partners to signify his agreement to be bound by all provisions of this Agreement.

          Section 7.6    Assignees

          In the event of the death or incapacity of a Partner, his personal representative or its successor or assign shall have the same status as an assignee of the Partner unless and until the Partners shall permit such personal representative or successor or assign to become a substitute Limited Partner on the same terms and conditions as herein provided to assignees generally.

          An assignee of a Partner who does not become a substitute Partner as provided aforesaid shall have the right to receive the same share of profits, losses and distributions of the Partnership to which the assigning Partner would have been entitled if no such assignment had been made by such Partner.

          Any Partner who shall assign all his interest in the Partnership shall cease to be a Partner of the Partnership, and shall no longer have any rights or privileges of a Partner except that, unless and until the assignee of such Partner becomes a substitute Partner, the assignor Partner shall retain all the statutory rights and be subject to all the statutory obligations of an assignor Partner.

          In the event any assignment of the interest of a Partner shall be made, there shall be filed with the Partnership a duly-executed and acknowledged counterpart of the instrument making such assignment, and such instrument must evidence the written acceptance of the assignee of all the terms and provisions of this Agreement and until such instrument is so filed, the Partnership need not recognize any such assignment for any purpose hereunder.

          An assignee of the interest of a Partner who does not become a substitute Partner as provided aforesaid and who desires to make a further assignment of his interest shall be subject to all the provisions of this Article VII to the same extent and in the same manner as any Partner desiring to make an assignment of his interest.


                                ARTICLE VIII

            Capital Accounts; Profits and Losses; Distributions

          Section 8.1    Capital Contributions

          The initial capital accounts of the Partners, representing the agreed initial capital amounts which are being contributed to the Partnership, shall equal the amounts of cash or values of property (net of liabilities assumed by the Partnership or to which the property is subject) as set forth on the Schedule.

          Section 8.2    Capital Accounts

          A Partner may hold an interest in the Partnership as either a Class A Partner or a Class B Partner and a separate capital account shall be established and maintained for each partner in his capacity as a Class A or Class B Partner. Unless the Partners unanimously agree and reflect their agreement in a written amendment to this Agreement, the capital account of each Partner shall consist of: i) the sum of the amount of cash and the fair market value of any property contributed to the Partnership by the Partner that constitutes his original capital contribution (net of liabilities assumed by the Partnership and liabilities to which the property is subject) as provided in
     Section 8.1 hereof; ii) increased by the amount of any cash and the fair market value of any property contributed as his additional capital contributions (net of liabilities assumed by the Partnership and liabilities to which the property is subject), and by his distributive share of Partnership gain and Partnership income (including income exempt from tax); and iii) decreased by his distributive share of Partnership loss and deduction, the amount of cash and the fair market value of property distributed to him (net of liabilities assumed by such Partner and liabilities to which the property is subject), and his distributive share of expenditures described in Section 705(a)(2)(B) of the Code. Except as otherwise unanimously agreed by the Partners in an amendment to this Agreement, in all respects, the capital account of each Partner will be maintained in accordance with the rules of Treasury Regulation Section 1.704-1(b)(2)(iv).

          Section 8.3    Restoration of Negative Capital Account
     Balances Upon Dissolution and Winding Up

          If a Partner has a negative balance in his capital account upon the dissolution of the Partnership and the winding up of the Partnership's affairs, such Partner shall be liable to restore to the Partnership the amount of any such negative balance, which amount shall, when paid to the Partnership, be distributed by the Partners to the creditors of the Partnership or to one or more other Partners, as the case may be.

          Section 8.4    Profits and Losses

          Every Partner shall have an interest in the Partnership, and the profits and losses shall be shared by each Partner in the Percentage Interests set forth on the Schedule. Every item of income, expense, gain, loss, deduction, credit or tax preference entering into the computation of profit and loss, or applicable to the period during which such profit or loss was realized, shall be allocated to each Partner in the same proportion as profits and losses are allocated to such Partner; provided, however, that all depreciation, gain, loss, and credit with respect to any contributed property shall be allocated among the Partners as required by Section 704(c) of the Code and Treasury Regulation Section 1.704-3.

          Section 8.5    Distributions

               (a) Distributions of Net Cash Receipts. Subject to the rights of creditors, Net Cash Receipts will be distributed at such time and in such amounts as the Partners may unanimously agree subject to the conditions that: (i) all distributions shall be made in accordance with the Partners' respective Percentage Interests; and (ii) unless otherwise agreed by persons holding Percentage Interests aggregating more than 75%, all of the Net Cash Receipts for a Partnership fiscal year shall be distributed not later than reasonably soon after the end of such fiscal year.

               (b) Distribution of Other Assets. The Partners, in their sole discretion, may determine at what times and in what amounts other distributions may be made. Any such additional distributions shall be made at such times and in such manner as the Partners may unanimously agree and, in any case, in accordance with the Partners' respective Percentage Interests.

               (c) Upon Termination. As soon as practicable after the effective date of dissolution of the Partnership, but in any event within one year after dissolution of the Partnership, the Partnership's assets shall be applied and distributed in the following manner and order of priority:

                    (i)  the claims of all creditors of the
               Partnership who are not Partners shall be paid and discharged or reasonably reserved against;

                    (ii)  the claims of all creditors of the
               Partnership who are Partners shall be paid and discharged or reasonably reserved against;

                    (iii)  the claims of all creditors that are
               contingent, conditional or unmatured and are known to the Partnership, whether or not the identity of the claimant is known, shall be reasonably reserved against; and

                    (iv) the remaining assets of the Partnership shall be distributed to the Partners, in proportion to, and to the extent of, the positive balances of the capital accounts of the Partners, as such accounts have been adjusted to take account of any gain or loss upon the sale of Partnership property and assets.

          In the case of a distribution consisting both of cash and assets distributed in kind, each of the cash portion and the in-kind portion will be distributed, as nearly as practicable, in proportion to the capital account balances of the Partners as of the date of distribution.


                                 ARTICLE IX

               Admission of Additional or Substitute Partners

          Additional Partners or Substitute Partners may be admitted to the Partnership pursuant to Section 7.5 upon execution of a proper amendment of this Agreement.


                                 ARTICLE X

              Books and Records, Accounting, and Tax Elections

          Section 10.1   Books and Records

          The books and records of the Partnership shall be kept and maintained at the office of the Partnership and shall be available for examination by any Partner, or his duly authorized representatives, during regular business hours. The Partnership may maintain books and records and may provide such financial or other statements as the Partners in their discretion deem advisable.

          Section 10.2   Bank Accounts

          The bank accounts of the Partnership shall be maintained in such banking institutions as the Partners shall determine;
     withdrawals shall be made on the signature of any Partner.

          Section 10.3   Federal Income Tax Elections

          All income tax returns of the Partnership shall be prepared by the Partners or accountant(s) chosen by the Partners, and the Partners, in their discretion, shall determine the elections and other items to be reported in such tax returns. Russell C. Best shall be the Tax Matters Partner.

          Section 10.4   Special Basis Adjustments

          In the event of the distribution of property by the Partnership within the meaning of Section 734 of the Code, or the transfer of an interest in the Partnership within the meaning of
     Section 743 of the Code, the Partners, in their sole discretion may elect to adjust the basis of the Partnership property pursuant to Sections 734, 743 and/or 754 of the Code. However, the determination of profits, losses, distributions and capital accounts shall, for purposes of Article VIII of this Agreement, be made without taking into account any such special basis adjustments. Each Partner will furnish the Partnership with all information necessary to give effect to any such election.


                                 ARTICLE XI

                             General Provisions

          Section 11.1   Notices

          Any notice called for under this Agreement shall be deemed adequately given only if in writing and actually received by the party to whom such notice is directed.

          Section 11.2   Binding Provisions

          The covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the heirs, executors, administrators and assigns of the respective parties hereto.

          Section 11.3   Applicable Law

          This Agreement shall be construed and enforced in accordance with the laws of the State.

          Section 11.4   Counterparts

          This Agreement may be executed in several counterparts and as so executed shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the original or the same counterpart.

          Section 11.5   Separability of Provisions

          Each provision of this Agreement shall be considered separable and if, for any reason, any provision or provisions herein are determined to be invalid and contrary to any existing or further law, such invalidity shall not impair the operation or affect those portions of this Agreement which are valid.

          Section 11.6   Paragraph Titles

          Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

          Section 11.7   Amendments

          This Agreement may be amended by the unanimous written consent of all of the Partners.

          Section 11.8   Gender References

          All references in this Agreement to any person's gender shall mean and include the masculine, feminine or neuter gender as the context may require.


          WITNESS the execution hereof as of the date first above written.


                                   CLASS A GENERAL PARTNERS


                                   /s/ Russell C. Best
                                   ----------------------------
                                   Russell C. Best


                                   WALTER E. BEST COMPANY, INC.


                                   By:  /s/ Walter E. Best
                                        ------------------------
                                        Walter E. Best, President


                                   CLASS B GENERAL PARTNERS

                                   WALTER E. BEST COMPANY, INC.


                                   By:  /s/ Walter E. Best
                                        ------------------------
                                        Walter E. Best, President


     This instrument was prepared by Douglas P. Long, Esq., Hall,
     Render, Killian, Heath & Lyman, P.C., 2000 One American Square, Box 82064, Indianapolis, Indiana 46282, (317) 633-4884.


     STATE OF INDIANA    )
                         )  SS:
     COUNTY OF MARION    )

          Before me, this 13 day of February, 1995, personally appeared Russell C. Best, a Class A General Partner of the Partnership, who having been duly sworn did acknowledge the execution of the foregoing Agreement in such capacity.

                                        /s/ Jeffrey W. Short
                                        --------------------------
                                        Notary Public (Signature)


                                        Jeffrey W. Short
                                        --------------------------
                                        Notary Public (Printed)
     Commission Expires:

     1/1/96
     --------------------

     County of Residence:

     Marion
     --------------------

     STATE OF INDIANA    )
                         )  SS:
     COUNTY OF MARION    )

          Before me, this 13th day of February, 1995, personally appeared Walter E. Best, as President of Walter E. Best Company, Inc., a Class A General Partner and a Class B General Partner of the Partnership, who having been duly sworn did acknowledge the execution of the foregoing Agreement in such capacity.


                                        /s/ Donna Kaye Badger
                                        ----------------------------
                                        Notary Public (Signature)


                                        Donna Kaye Badger
                                        ----------------------------
                                        Notary Public (Printed)

     Commission Expires:

     9-10-95
     --------------------

     County of Residence:

     Marion
     --------------------

                                                                     SCHEDULE A




                                                                            Capital Contribution
                                                                                                    Number and
                                                                                                    Type of
                                                                                                    Partnership      Percentage
         Name
                              Residence                 Description of Property     Value           Units            Interest

         Class A General
          Partners

         Russell C. Best      755 Eagle Creek Court     2,500 shares of             $   73,400      734 Class        1.16%
                              Zionsville, IN  46077     common stock of                             A Units
                                                        Frank E. Best, Inc.


         Walter E. Best       6161 East 75th Street     31,188.21 shares of         $  915,686.01   9,156.86 Class   14.42%
          Company, Inc.       Indianapolis, IN  46250   common stock of                             A Units
                                                        Frank E. Best, Inc.

         Class B General
          Partners

         Walter E. Best       6161 East 75th Street     153,999.79 shares of        $4,521,433.67   53,609.60 Class 84.42%
          Company, Inc.       Indianapolis, IN  46250   common stock of                             B Units
                                                        Frank E. Best, Inc.
